UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

February 25, 2005
Date of Report (date of Earliest Event Reported)

TABATHA I, INC.

(Exact Name of Registrant as Specified in its Charter)

COLORADO	0-31743	84-1536517
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1117 Herkimer Street, Houston, Texas 77008
(Address of principal executive offices and zip code)

(713) 802-2944
(Registrant’s telephone number, including area code)

1926 S. Oswego Way, Aurora, Colorado 80014
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 5.01 Changes in Control of Registrant

(a) On February 25, 2005, Tabatha I, Inc. (the “Company” or “Tabatha”) closed on a transaction acquiring all of the common stock of Zigen, Inc., a Texas corporation (“Zigen”), pursuant to an exchange agreement by and among the Company, Zigen and the stockholders of Zigen (the “Exchange Agreement”). As a result of the Exchange Agreement, Zigen became a wholly-owned subsidiary of the Company. References herein to the Company include Zigen.

As a result of the closing of the Exchange Agreement, the Company issued an aggregate of 73,000,000 shares of its common stock to the former shareholders of Zigen (in exchange for all the outstanding capital stock of Zigen), resulting in the former shareholders of Zigen owning approximately 89.8% of the issued and outstanding Company common stock. Of this amount, the Company issued 66,430,000 shares of its common stock to Silver Star Holdings Trust of which Kevan Casey is Trustee and 6,570,000 shares of its common stock to Carl A. Chase. Additionally, Kevan Casey was appointed as chairman and a director and J. Leonard Ivins was appointed to serve as chief executive officer, principal accounting officer and director. Simultaneous with the closing of the transaction, Mr. Ballard resigned his positions as president, chief financial officer and director and Ms. Thelan resigned her positions as secretary, treasurer and director.

With the acquisition of Zigen, the Company will now focus its efforts for growth in the area of biotechnology.

(b) Principal Stockholders

The Company has 81,302,500 shares of common stock issued and outstanding as of the date hereof. The following table sets forth, as of such date, information with respect to shares beneficially owned by:

▪	each person who is known by the Company to be the beneficial owner of more than 5% of its outstanding shares of common stock;
▪	each of its directors;
▪	each of its named executive officers; and
▪	all of its directors and executive officers as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act. Under this rule, shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option) within 60 days of the date of this table. In computing the percentage ownership of any person, the amount of shares includes the amount of shares beneficially owned by the person by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person does not necessarily reflect the person’s actual voting power.

To the Company’s knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
Silver Star Holdings Trust (1)	66,430,000	81.7%
J. Leonard Ivins, CEO and Director (2)	--	--
Directors and Executive Officers as a Group (2 persons)	66,430,000	81.7%
Carl A. Chase (3)	6,570,000	8.1%

(1)
Mr. Kevan Casey exercises voting and dispositive power of all shares beneficially owned by Silver Star Holdings Trust. Mr. Casey’s business address is 2901 West Sam Houston Parkway, Suite E-300, Houston, Texas 77043.

(2)	Mr. Ivins’ business address is 2036 Brentwood Drive, Houston, Texas 77019
(3)	Mr. Chase’s business address is 1117 Herkimer Street, Houston, Texas 77008

Item 9.01 Financial Statements and Exhibits

FINANCIAL STATEMENTS
ZIGEN, INC.
(A DEVELOPMENT STAGE COMPANY)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:
Zigen, Inc.
Houston, Texas

We have audited the accompanying balance sheet of Zigen, Inc., (a development stage company) as of February 28, 2005 and the related statements of operations, stockholders’ equity and cash flows for the period from inception, February 15, 2005 through February 28, 2005. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zigen, Inc. as of February 28, 2005, and the results of its operations and cash flows for the period since inception, February 15, 2005 through February 28, 2005, in conformity with accounting principles generally accepted in the United States of America.

Lopez, Blevins, Bork & Associates, LLP
Houston, Texas
May 27, 2005

ZIGEN, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
FEBRUARY 28, 2005

ASSETS

Total assets	$--

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Accounts payable	$332

Stockholders’ deficit:
Common stock, $0.001 par value, 1,000 shares authorized 1,000 shares issued and outstanding	1
Additional paid-in capital	999
Stock subscription receivable	(1,000)
Accumulated deficit	(332)
Total stockholders’ deficit	(332)
Total liabilities and stockholders’ deficit	$--

See accompanying summary of accounting policies and notes to financial statements.

ZIGEN, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
PERIOD FROM FEBRUARY 15, 2005 (INCEPTION) THROUGH FEBRUARY 28, 2005

General and administrative	$(332)

Net loss	$(332)

Net loss per share:
Basic and diluted	$(0.33)

Weighted average shares outstanding:
Basic and diluted	1,000

See accompanying summary of accounting policies and notes to financial statements.

ZIGEN, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS’ EQUITY
PERIOD FROM FEBRUARY 15, 2005 (INCEPTION) THROUGH FEBRUARY 28, 2005

	Common Stock		Additional Paid-In Capital	Stock Subscription Receivable	Accumulated Deficit	Total
	Shares	Amount
Issuance of common stock to founders	1,000	$1	$999	$(1,000)	$--	$--
Net loss	--	--	--	--	(332)	(332)
Balance, February 28, 2005	1,000	$1	$999	$(1,000)	$(332)	$(332)

See accompanying summary of accounting policies and notes to financial statements.

ZIGEN, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
PERIOD FROM FEBRUARY 15, 2005 (INCEPTION) THROUGH FEBRUARY 28, 2005

Inception (February 15, 2005) Through February 28, 2005

Cash flows from operating activities:
Net loss	$(332)
Increase in accounts payable	332
Cash flows from operating activities	--
Cash flows from investing activities	--
Cash flows from financing activities	--
Net change in cash	--
Cash, beginning of period	--
Cash, end of period	$--

Supplemental cash flow information:
Stock subscription receivable	$1,000

See accompanying summary of accounting policies and notes to financial statements.

ZIGEN, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2005

NOTE 1 - SUMMARY OF ACCOUNTING POLICIES

Nature of business

On February 15, 2005, Zigen, Inc. (“Zigen”) was incorporated in the State of Texas. Zigen is a development stage company that was created for the purposes of raising capital to be used for projects within the biotechnology industry.

On February 25, 2005, Zigen exchanged 100% of its outstanding common stock for approximately 89.8% of the common stock of Tabatha I, Inc. (“Tabatha”), a U.S. public company. For accounting purposes, the merger will be treated as an acquisition of Tabatha and a recapitalization of Zigen.

Zigen’s year-end will be March 31.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid financial instruments with purchased maturities of three months or less.

Income Taxes

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

Basic Earnings (Loss) Per Share

Basic earnings (loss) per share has been calculated based on the weighted average number of shares of common stock outstanding during the period.

Recent Accounting Pronouncements

Zigen does not expect the adoption of recently issued accounting pronouncements to have a significant impact on Zigen’s results of operations, financial position or cash flow.

NOTE 2 - INCOME TAXES

Zigen has not yet realized income as of the date of this report, and no provision for income taxes has been made. At February 28, 2005, there were no deferred tax assets or liabilities.

NOTE 3 - COMMON STOCK

Zigen issued 1,000 shares of common stock to its founding stockholders in exchange for $1,000 in cash. On February 25, 2005, the founding stockholders exchanged 100% of their common stock for approximately 89.8% of Tabatha I, Inc. as discussed in Note 1.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
TABATHA I, INC.
AND
ZIGEN, INC.

The following unaudited pro forma balance sheet has been derived from the balance sheet of Tabatha I, Inc. (“Tabatha”) at December 31, 2004 and adjusts such information to give effect to the acquisition of Zigen, Inc. (“Zigen”), as if the acquisition had occurred at December 31, 2004. The unaudited pro forma balance sheet is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at December 31, 2004. The pro forma balance sheet should be read in conjunction with the notes thereto and Zigen’s financial statements and related notes thereto contained elsewhere in this filing. The unaudited pro forma consolidated statement of operations for the period ended December 31, 2004, was prepared assuming that the transaction described above was consummated as of the beginning of the period presented giving effect to the acquisition, which will effectively be that of Tabatha; therefore, an unaudited pro forma consolidated statement of operations is not included herein.

Below is presented an unaudited pro-forma consolidated balance sheet:

	Tabatha I, Inc. 12/31/04	Zigen, Inc. 2/28/05	Adjustments	Unaudited Pro Forma

Cash	$906	$--		$906
Prepaid items	2,000	--		2,000
Total assets	$2,906	$--		$2,906

Accounts payable	$--	$332		$332

Stockholders’ Equity (Deficit):
Common stock	94,337	1	(13,035)	81,303
Additional paid-in capital	--	999		999
Stock subscription receivable	--	(1,000)		(1,000)
Accumulated deficit	(91,431)	(332)	13,035	(78,728)
Total stockholders’ equity (deficit)	2,906	(332)	--	2,574
Total liabilities and stockholders’ equity (deficit)	$2,906	$--		$2,906

Notes to Unaudited Pro Forma Consolidated Balance Sheet

On February 25, 2005, the Registrant acquired 100% of the issued and outstanding shares of Zigen in exchange for 73,000,000 shares of the Registrant's common stock. After the reorganization and stock purchase there will be 81,302,500 shares of common stock outstanding of the combined entity.

EXHIBITS

Exhibit No.	Description
10.1	Exchange Agreement between Tabatha I, Inc. and Zigen, Inc. dated February 25, 2005

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIGEN, INC.

Date: May 31, 2005 By: /s/    J. Leonard Ivins__________________
            Chief Executive Officer